31724512 AMENDMENT NO. 4 TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT FACILITY AGREEMENT THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT FACILITY AGREEMENT (this “Amendment”) is made as of the 7th day of March, 2018, by and among ERA GROUP INC., a corporation incorporated under the laws of the State of Delaware (hereinafter called the “Borrower”), the other Security Parties signatory hereto, SUNTRUST BANK, as administrative agent (the “Administrative Agent”), and the Lenders signatory hereto, and amends and is supplemental to the Amended and Restated Senior Secured Revolving Credit Facility Agreement, dated March 31, 2014 (as amended by that certain Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Facility Agreement, dated May 18, 2015, as further amended by that certain Consent and Amendment No. 2 to Amended and Restated Senior Secured Revolving Credit Facility Agreement, dated March 4, 2016, and as further amended by that certain Consent and Amendment No. 3 to Amended and Restated Senior Secured Revolving Credit Facility Agreement, dated October 27, 2016, the “Original Agreement”, and as further amended and supplemented hereby, the “Agreement”). W I T N E S S E T H T H A T: WHEREAS, pursuant to the Original Agreement, the Lenders have agreed to provide to the Borrower a revolving credit facility in the amount of Two Hundred Million Dollars ($200,000,000), including Letters of Credit not to exceed Fifty Million Dollars ($50,000,000) in the aggregate and a Swing Line Facility not to exceed Twenty Five Million Dollars ($25,000,000), as such facility amount may be increased as provided therein; WHEREAS, pursuant to the Amendment, the Lenders have agreed to reduce the revolving credit facility to the amount of One Hundred Twenty-Five Million Dollars ($125,000,000), including Letters of Credit not to exceed Fifty Million Dollars ($50,000,000) in the aggregate and a Swing Line Facility not to exceed Twenty Five Million Dollars ($25,000,000), as such facility amount may be increased as provided therein; WHEREAS, as of and after the date of this Amendment, the following will be deemed to be the “Joint Lead Arrangers” with respect to the loan facility pursuant to the Agreement: SunTrust Robinson Humphrey, Inc., JPMorgan Chase Bank, N.A. and Regions Bank; and WHEREAS, the Lenders and the other parties hereto have agreed to amend, the Original Agreement as provided herein. NOW, THEREFORE, in consideration of the premises and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties, it is hereby agreed as follows: 1. Definitions. Unless otherwise defined herein, words and expressions defined in the Original Agreement have the same meanings when used herein, including in the recitals hereto. 2. Representations and Warranties. Each of the Security Parties hereby reaffirms, as of the date hereof and after giving effect to this Amendment, each and every representation and warranty made by it in the Original Agreement, the Notes, the Security Documents and the other Loan Documents except for representations and warranties, if any, given as of a specified date, which shall be true and correct as of such specified date. Additionally, each of the Security Parties hereby represents and warrants that this Amendment has been duly executed and delivered for the benefit of or on behalf of such Security Party

2 31724512 and constitutes a legal, valid and binding obligation of such Security Party, enforceable against such Security Party in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general. 3. No Defaults. Each of the Security Parties hereby represents and warrants that, after giving effect to this Amendment, no Event of Default nor event which, with the passage of time, giving of notice or both would become an Event of Default, has occurred or is continuing as of the date hereof. 4. Performance of Covenants. Each of the Security Parties hereby reaffirms that, after giving effect to this Amendment, it has duly performed and observed the covenants and undertakings set forth in the Agreement, the Notes, the Security Documents and the other Loan Documents that are required to be performed by it and each of the Security Parties covenants and undertakes to continue duly to perform and observe such covenants and undertakings so long as the Agreement, as the same is amended and supplemented hereby, shall remain in effect. 5. Amendments to the Original Agreement. Subject to the terms and conditions of this Amendment: A. All references to “this Agreement” or “the Agreement” in the Original Agreement shall refer and shall be deemed to refer to the Original Agreement as further amended and supplemented by this Amendment. B. Section 1.1 (Defined Terms) of the Original Agreement is hereby modified by amending and restating the definitions of “Applicable Margin”, “Credit Facility”, “EBITDA”, “Initial Commitment” and “Termination Date” appearing therein as follows: “Applicable Margin” means as of any date, with respect to interest on all Advances outstanding on such date, the percentage per annum determined by reference to the applicable Total Leverage Ratio in effect on such date as set forth in the pricing grid below (the “Pricing Grid”): Level Total Leverage Ratio LIBOR Advances Base Rate Advances Commitment Fee I ≥ 4.50:1.00 3.50% 2.50% 0.500% II ≥ 4.00:1.00 but < 4.50:1.00 3.25% 2.25% 0.500% III ≥ 3.50:1.00 but < 4.00:1.00 3.00% 2.00% 0.500% IV ≥ 3.00:1.00 but < 3.50:1.00 2.75% 1.75% 0.500% V ≥ 2.50:1.00 but < 3.00:1.00 2.50% 1.50% 0.375% VI < 2.50:1.00 2.25% 1.25% 0.375% Any change in the Applicable Margin resulting from a change in the Total Leverage Ratio shall be effective on the second Banking Day after the Borrower delivers each of the financial statements and the Compliance Certificate required by Section 10.1(a)(vi)(B); provided that if at any time the Borrower shall have failed to deliver such financial statements and such Compliance Certificate when so required, the Applicable Margin shall be at Level I as set forth in the Pricing Grid until such time as such financial statements and Compliance Certificate are delivered, at which time the Applicable Margin shall be determined as provided above. Notwithstanding the foregoing, the Applicable Margin from the Closing Date until the date by

3 31724512 which the financial statements and Compliance Certificate for the Fiscal Quarter ending June 30, 2014 are required to be delivered shall be at Level VI as set forth in the Pricing Grid. Notwithstanding the foregoing, the Applicable Margin from the Amendment No. 4 Effective Date until the date by which the financial statements and Compliance Certificate for the Fiscal Quarter ending March 31, 2018 are required to be delivered shall be at Level I as set forth in the Pricing Grid. In the event that any financial statement or Compliance Certificate delivered hereunder is shown to be inaccurate, and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin based upon the Pricing Grid (the “Accurate Applicable Margin”) for any period that such financial statement or Compliance Certificate covered, then (i) the Borrower shall immediately deliver to the Administrative Agent a correct financial statement or Compliance Certificate, as the case may be, for such period, (ii) the Applicable Margin shall be adjusted such that after giving effect to the corrected financial statement or Compliance Certificate, as the case may be, the Applicable Margin shall be reset to the Accurate Applicable Margin based upon the Pricing Grid for such period and (iii) the Borrower shall immediately pay to the Administrative Agent, for the account of the Lenders, the accrued additional interest owing as a result of such Accurate Applicable Margin for such period. The provisions of this definition shall not limit the rights of the Administrative Agent and the Lenders with respect to any imposition of the Default Rate or the rights or remedies set forth in Section 9. “Credit Facility” means the sums advanced or to be advanced by the Lenders to the Borrower and the Letters of Credit to be issued by the Letter of Credit Issuers for the account of the Borrower in the initial maximum principal amount of One Hundred Twenty-Five Million Dollars ($125,000,000) as may be increased by the Commitment Increase all pursuant to, and subject to the terms of, this Agreement. “EBITDA” means on a consolidated basis for the Borrower and its Subsidiaries, the aggregate, to be measured for the immediately prior four (4) Fiscal Quarters preceding such measuring date, of (i) operating income (reflected in financial statements prepared in accordance with GAAP and that are consistent with past practices) before deductions for interest, taxes, depreciation, amortization, impairment charges and all other charges and expenses reducing such operating income which do not represent a cash item in such period or any future period, plus (ii) interest income, plus (iii) cash distributions from companies owned fifty percent (50%) or less by the Borrower, plus (iv) up to Twenty Million Dollars ($20,000,000) of cash proceeds (or to the extent approved by the Administrative Agent non-cash proceeds) from any sale, transfer or other disposition of assets, provided, for purposes of calculating the Total Leverage Ratio in the definition of “Applicable Margin”, the add back pursuant to this subsection (iv) shall not be limited to Twenty Million Dollars ($20,000,000), plus (v) up to Eight Million Dollars ($8,000,000) of expenses incurred prior to December 31, 2018 related to the Borrower’s litigation with Airbus SE or its Affiliates over the EC225s, plus (vi) EBITDA (as determined in accordance with clauses (i) through (v) above) from acquired companies, if any, for the immediately prior four (4) Fiscal Quarters preceding such measuring date based on audited and interim financial statements for such acquired companies minus (vii) cash settlement proceeds received by the Borrower or any other Security Party from Airbus SE as a result of the Borrower’s litigation with Airbus SE or its Affiliates related to the EC225s. “Initial Commitment” means One Hundred Twenty-Five Million Dollars ($125,000,000).

4 31724512 “Termination Date” means March 31, 2021 or, if such day is not a Banking Day, the next following Banking Day, unless such next following Banking Day falls in the following month, in which case the Termination Date shall be the immediately preceding Banking Day. C. Section 1.1 (Defined Terms) of the Original Agreement is hereby further amended by adding the following new defined terms in the appropriate alphabetical order: “Amendment No. 4 Effective Date” means March 7, 2018. “Screen Rate” means the rate specification in clause (a) of the definition of LIBOR. D. Section 1.1 (Defined Terms) of the Original Agreement is hereby modified by adding the following sentence to the end of the definition of “LIBOR”: In no event shall LIBOR be less than 0% for any purpose. E. Section 8.1 (Commitment Increase) of the Original Agreement is hereby amended by replacing the text “$100,000,000” in subsection (a) thereof with “$50,000,000”. F. Section 8.1 (Commitment Increase) of the Original Agreement is hereby modified by amending and restating subsection (e) thereof in its entirety with the following: (e) the Borrower and its Subsidiaries shall be in pro forma compliance with each of the Financial Covenants as of the most recently ended Fiscal Quarter for which financial statements are required to have been delivered, calculated as if all such Incremental Commitments in respect of the applicable Commitment Increase and all Initial Commitments had been established (and in each case, fully funded) as of the first day of the relevant period for testing compliance; and G. Section 10.1 (Covenants) of the Original Agreement is hereby modified by amending and restating subsections (a) (xvi) (Interest Coverage Ratio) and (a)(xvii) (Senior Secured Leverage Ratio) in their entirety with the following : (xvi) Interest Coverage Ratio. Maintain, on a consolidated basis, as of the last day of each Fiscal Quarter, an Interest Coverage Ratio of not less than for each Fiscal Quarter ending on or after September 30, 2016, 1.75 to 1.00; (xvii) Senior Secured Leverage Ratio. Maintain, as of the last day of each Fiscal Quarter, a Senior Secured Leverage Ratio of not greater than (a) for each Fiscal Quarter ending during the period from September 30, 2016 through March 31, 2017, 3.00 to 1.00 and (b) for each Fiscal Quarter ending on or after June 30, 2017, 3.25 to 1.00. H. Section 11.2 (Assignments) of the Original Agreement is hereby modified by adding “and is identified to the Administrative Agent in writing by the Borrower prior to or simultaneous with the proposed assignment” immediately after the word “thereof” at the end of Section 11.2(g)(i). I. Section 11.3 (Register) of the Original Agreement is hereby amended by adding the following sentence to the end of such Section: “The entries in the Register shall be conclusive, absent manifest error.” J. Section 12.4 (Non-availability of Funds) of the Original Agreement is hereby modified by adding “(a)” immediately prior to the first word in the text of such Section 12.4 of the

5 31724512 Original Agreement, changing the existing “(a)” and “(b)” therein to “(i)” and “(ii)”, respectively, changing the existing numbering “(i), (ii) and (iii)” therein to “(A), (B) and (C)”, respectively, adding “(including, without limitation, because the Screen Rate is not available or published on a current basis)” immediately after the word “LIBOR” in the subsection now identified as (a)(i) and adding the following as a new subsection (b) to Section 12.4 of the Original Agreement: (b) If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a)(i) above have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a)(i) above have not arisen but the supervisor for the administrator of the Screen Rate or a Governmental Entity having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the Screen Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the Screen Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement and the other Loan Documents as may be applicable (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Margin). Notwithstanding anything to the contrary in Section 18.5, such amendment shall become effective without any further action or consent of any other party to this Agreement or the other Loan Documents so long as the Administrative Agent shall not have received, within five (5) Banking Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Majority Lenders stating that such Majority Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this clause (b) (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 12.4(b), only to the extent the Screen Rate for the applicable currency and/or such Interest Period is not available or published at such time on a current basis), (x) any Interest Notice that requests the conversion of any Advance to, or continuation of any Advance as, a LIBOR Advance shall be ineffective and such Advance (unless prepaid) shall be continued as, or converted to, a Base Rate Advance, and (y) if any Drawdown Notice of a Revolving Credit Advance or a Drawdown Notice of a Swingline Advance requests a LIBOR Advance, such Advance shall be made as a Base Rate Advance; provided, that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. K. Schedule A to the Original Agreement is hereby modified by amending and restating such schedule with Schedule A hereto. 6. Conditions Precedent. The effectiveness of this Amendment is expressly subject to the satisfaction of the following conditions precedent: a. Execution and Delivery. The Administrative Agent, the Lenders (including each Lender whose Termination Date is being extended) and the Security Parties shall have executed and delivered this Amendment to the Administrative Agent;

6 31724512 b. Events of Default. The Administrative Agent shall be satisfied that, after giving effect to this Amendment, no Event of Default or event which, with the passage of time, giving of notice or both would become an Event of Default has occurred and is continuing; c. Representations and Warranties. After giving effect to this Amendment, the representations and warranties of the Security Parties contained in the Agreement, this Amendment, the Security Documents and the other Loan Documents shall be true on and as of the date of this Amendment (except for representations and warranties (if any) given as of a specified date, which representations and warranties shall have been true on and as of such specified date); d. Payment of Fees. The Administrative Agent shall have received all fees as the Borrower has previously agreed to pay on or prior to the Amendment No. 4 Effective Date in connection with this Amendment; e. Repayment of Advances. In the event the sum of Advances and Letter of Credit Outstandings exceed $125,000,000, all Advances shall have been reduced so that the sum of Advances and Letter of Credit Outstandings, in the aggregate, are equal to or less than $125,000,000; f. Officer’s Certificate. The Administrative Agent shall have received, certificates, executed by an officer of each Security Party on behalf of such Security Party, certifying, among other things, (A) that attached to such certificate are (1) true and complete copies of the certificate or articles of incorporation or certificate or articles of formation, as applicable, and bylaws or operating agreement, as applicable, of such Security Party then in full force and effect, (2) true and complete copies of the resolutions then in full force and effect adopted by the board of directors of such Security Party authorizing and ratifying the execution, delivery and performance by such Security Party of this Amendment, (3) a certificate of good standing from the secretary of state of the state under whose laws such Security Party was incorporated, (B) the name(s) of the responsible persons of such Security Party authorized to execute this Amendment on behalf of such Security Party, together with incumbency samples of the true signatures of such responsible persons, and (C) that Administrative Agent and the Lenders may conclusively rely on such certificate; g. Legal Opinions. The Administrative Agent shall have received opinions from Baker Botts LLP, special counsel to the Security Parties, in such form as the Administrative Agent may reasonably agree, as to all or any matters under the laws of the United States of America, the State of New York and the corporate law of the State of Delaware; and h. Supplemental Indenture. The Borrower shall provide evidence reasonably acceptable to the Administrative Agent that (i) the supplement to the 2022 Notes Indenture (hereinafter defined) adding Era Do Brazil LLC as a subsidiary guarantor under the 2022 Notes Indenture is effective and in full force and effect and (ii) no Default or Event of Default (as such terms are defined in the 2022 Notes Indenture) has occurred and is continuing as of the date hereof. 7. Expenses. The Borrower shall pay promptly to the Administrative Agent all reasonable and documented costs and expenses (including the reasonable and documented legal fees and expenses of King & Spalding and one aircraft counsel) of the Administrative Agent for the preparation and/or execution of this Amendment and any documents prepared and/or executed in connection herewith. 8. No Other Amendment; Loan Document. Except as expressly amended and supplemented by this Amendment, all other terms and conditions of the Original Agreement shall remain in full force and effect and the Original Agreement shall be read and construed as if the terms of this Amendment were included therein by way of addition or substitution, as the case may be. The execution, delivery and

7 31724512 effectiveness of this Amendment shall not, except as expressly provided herein (including, for the avoidance of doubt, in connection with the Waiver (as defined below) and any requirement expressly deemed satisfied hereby by the Lenders), operate as a waiver of any right, power or remedy of the Lenders under the Original Agreement, nor constitute a waiver of any provision of the Original Agreement. This Amendment shall constitute a Loan Document for all purposes of the Agreement. 9. Other Documents. Upon the effectiveness of this Amendment, each of the Security Parties and the Creditors hereby consents and agrees that all references in the Security Documents to the “Credit Agreement” shall refer and shall be deemed to refer to the Original Agreement as amended and supplemented by this Amendment. By the execution and delivery of this Amendment, each Security Party hereby consents and agrees that the Security Documents and any other documents that have been or may be executed as security for the Obligations shall remain in full force and effect notwithstanding the amendments contemplated hereby. Without limiting the foregoing, (i) each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower in connection with the Agreement, the Guaranty (A) is and shall continue to be a primary obligation of such Guarantor, (B) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment and (C) is and shall continue to be in full force and effect in accordance with its terms and (ii) nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the Guaranty. 10. Waiver. The Lenders party hereto hereby agree pursuant to Section 18.5 of the Agreement to waive, on a one-time basis, any Default solely to the extent resulting from the Borrower’s and the other Security Parties’ failure to comply with the requirements of Section 4.13 of the Indenture, dated as of December 7, 2012 (as supplemented by the Supplemental Indenture, dated as of April 16, 2013, and the Second Supplemental Indenture, dated as of March 6, 2018, and as further amended, restated, supplemented or otherwise modified from time to time, the “2022 Notes Indenture”), among the Borrower, the other Security Parties party thereto and Wells Fargo Bank, National Association, as trustee, pursuant to which the Borrower issued its 7.750% Senior Notes due 2022 (the “2022 Notes”), within the 30-day time period set forth therein in respect of the requirement for Era Do Brazil LLC to execute a supplement to the 2022 Notes Indenture and provide a Subsidiary Guarantee (as defined in the 2022 Notes Indenture) in respect of the 2022 Notes (any such Default, collectively, the “Specified Default”) (the “Waiver”). This Waiver shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a waiver of any breach, Default or Event of Default other than as specifically waived herein nor as a waiver of any other breach, Default or Event of Default of which the Lenders have not been informed by the Security Parties, (b) affect the right of the Lenders to demand compliance by the Security Parties with all terms and conditions of the Loan Documents, except as specifically modified or waived by this Waiver, (c) be deemed a waiver of any transaction or future action on the part of the Security Parties requiring the Lenders’ consent or approval under the Loan Documents, or (d) except as waived hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Agreement or any other Loan Document, whether arising as a consequence of any Default or Event of Default (other than the Specified Default) which may now exist or otherwise, all such rights and remedies hereby being expressly reserved. 11. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Original Agreement or an accord and satisfaction in regard thereto. 12. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

8 31724512 13. Further Assurances. Each Security Party hereby consents and agrees that if this Amendment or any of the Security Documents shall at any time be or be deemed by the Administrative Agent for any reason insufficient, in whole or in part, to carry out the true intent and spirit hereof or thereof, it will execute or cause to be executed such other and further assurances and documents as in the reasonable opinion of the Administrative Agent may be reasonably required in order more effectively to accomplish the purposes of this Amendment and the Security Documents. 14. Counterparts. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original but all such counterparts shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof. 15. Headings. In this Amendment, section headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Amendment. [remainder of page intentionally left blank]

[Amendment No. 4 to Amended and Restated Senior Secured Revolving Credit Facility Agreement] 31724512 IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment by its duly authorized representative on the day and year first above written. ERA GROUP INC., as Borrower By Name: Title: ERA HELICOPTERS, LLC, as a Guarantor By: Name: Title: ERA AERÓLEO LLC, AEROLEO INTERNACIONAL, LLC, ERA DHS LLC, ERA LEASING LLC, ERA MED LLC, ERA AUSTRALIA LLC ERA DO BRAZIL LLC, each as a Guarantor By: Name: Title:

[Amendment No. 4 to Amended and Restated Senior Secured Revolving Credit Facility Agreement] 31724512 SUNTRUST BANK, as Administrative Agent and a Lender By Name: Title:

[Amendment No. 4 to Amended and Restated Senior Secured Revolving Credit Facility Agreement] 31724512 [_________________________], as a Lender By Name: Title: